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                                                                   Exhibit 23(f)


                         Consent of Southard Financial

         We hereby consent to the inclusion in this registration statement on form S-4 of our opinion dated February 21, 1995 and to all references to our firm in the registration statement.


                                  SOUTHARD FINANCIAL

                                  /s/ Douglas K. Southard
March 31, 1995